FOOD LION, LLC

                                       AND

                         NATIONWIDE MONEY SERVICES, INC.

                                 OCTOBER 5, 2001

                                TABLE OF CONTENTS

I.   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          1.1     "ATM" . . . . . . . . . . . . . . . . . . . . . . . .   4
          1.2     "ATM  Facility" . . . . . . . . . . . . . . . . . . .   4
          1.3     "Market  Area". . . . . . . . . . . . . . . . . . . .   4
          1.4     "Party"  or  "Parties". . . . . . . . . . . . . . . .   4
          1.5     "Locations" . . . . . . . . . . . . . . . . . . . . .   4
          1.6     "Transaction" . . . . . . . . . . . . . . . . . . . .   4
          1.7     "Live  Date". . . . . . . . . . . . . . . . . . . . .   4

II.   OPERATION  OF  THE  ATM  FACILITIES . . . . . . . . . . . . . . .   4
          2.1     Operation  of  the  ATM Facilities in the Market Area   4
          2.2     Exclusivity . . . . . . . . . . . . . . . . . . . . .   5

III.   EQUIPMENT,  INSTALLATION,  AND  MAINTENANCE. . . . . . . . . . .   5
          3.1     Equipment . . . . . . . . . . . . . . . . . . . . . .   5
          3.2     ATM  Facility  Area . . . . . . . . . . . . . . . . .   5
          3.3     Installation. . . . . . . . . . . . . . . . . . . . .   6
          3.4     Maintenance  and  Service . . . . . . . . . . . . . .   6
          3.5     Title:  Risk  of  Loss. . . . . . . . . . . . . . . .   7
          3.6     Taxes  and  Liens . . . . . . . . . . . . . . . . . .   7
          3.7     Indemnification . . . . . . . . . . . . . . . . . . .   7

IV.   REGULATORY  AND  SAFETY  COMPLIANCE . . . . . . . . . . . . . . .   7
          4.1     Requisite  Approvals. . . . . . . . . . . . . . . . .   7

V.   SHARING  OF  REVENUES. . . . . . . . . . . . . . . . . . . . . . .   8
          5.1     Payment . . . . . . . . . . . . . . . . . . . . . . .   8

VI.  TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          6.1     Required  Transactions. . . . . . . . . . . . . . . .   8
          6.2     Permitted  Transactions . . . . . . . . . . . . . . .   8
          6.3     Interchange  Networks . . . . . . . . . . . . . . . .   9

VII.  ADVERTISING  AND  PROMOTION:  SIGNAGE . . . . . . . . . . . . . .   9
          7.1     Joint  Advertising  and Promotion . . . . . . . . . .   9
          7.2     Signage . . . . . . . . . . . . . . . . . . . . . . .   9

VIII. REMOVAL  OF  ATM FACILITIES IN THE MARKET PLACE . . . . . . . . .  10

IX.   TERM  AND  TERMINATION. . . . . . . . . . . . . . . . . . . . . .  10
          9.1     Initial  Term  and  Renewal . . . . . . . . . . . . .  10
          9.2     Termination  for  Cause     11
          9.3     Termination  Upon  Bankruptcy  or  Insolvency . . . .  11
          9.4     Termination  by Reason of Regulation. . . . . . . . .  11

X.   SERVICE  MARK. . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          10.1    Service  Mark . . . . . . . . . . . . . . . . . . . .  11
          10.2    Survival  of  this  Article . . . . . . . . . . . . .  12

XI.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          11.1    Entire  Agreement . . . . . . . . . . . . . . . . . .  12
          11.2    Waiver. . . . . . . . . . . . . . . . . . . . . . . .  12
          11.3    Notices . . . . . . . . . . . . . . . . . . . . . . .  12
          11.4    Governing  Law. . . . . . . . . . . . . . . . . . . .  12
          11.5    Binding  Effect;  Successors  and  Assigns. . . . . .  12
          11.6    Caption . . . . . . . . . . . . . . . . . . . . . . .  12
          11.7    Severability. . . . . . . . . . . . . . . . . . . . .  12
          11.8    Relationships  of  the  Parties . . . . . . . . . . .  13
          11.9    Laws  and  Regulations. . . . . . . . . . . . . . . .  13
          11.10   Compliance  with  Laws. . . . . . . . . . . . . . . .  13
          11.11   Force  Majeure. . . . . . . . . . . . . . . . . . . .  13
          11.12   Insurance . . . . . . . . . . . . . . . . . . . . . .  13

XII.   SIGNATURE'S  . . . . . . . . . . . . . . . . . . . . . . . . . .  14

   EXHIBIT  A.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                    AGREEMENT
                                    ---------

     THIS AGREEMENT (hereinafter referred to as the "Agreement") is made this ___ day of October 2001, ("Effective Date") by and between Food Lion, LLC (hereinafter referred to as "Food Lion" or "Merchant"), a North Carolina limited liability company and Nationwide Money Services, Inc. ("NMS"), a Nevada Corporation.

     WHEREAS, NMS provides for the future installation of automated teller machines in Locations owned, and/or operated by Food Lion;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, NMS and Food Lion hereby agree as follows:


I.     DEFINITIONS
       -----------

     For the purpose of this Agreement, the following terms shall have the meanings set forth below, unless the context in which any such term is used shall clearly indicate otherwise:

     1.1  "ATM"  shall  mean  an  automated  teller  machine.
          ----

     1.2  "ATM  Facility"  shall mean an ATM and such other equipment, fixtures,
          -------------
          and  furnishings  as  are  necessary  to  operate  the  machine.

     1.3  "Market  Area"  shall  mean  the states in which Food Lion owns and/or
          -------------
          operates  Locations.

     1.4  "Party"  or  "Parties"  shall  mean  Food  Lion  and/or  NMS.
           --------------------

     1.5  "Location"  or"Locations" shall mean Food Lion and any locations owned
          ------------------------
          or  operated by Food Lion in the Market Area after the effective date.

     1.6  "Transaction"  shall  mean  any  request and/or authorization for cash
          -------------
          withdrawals  by  means  of  a  credit  card  or  debit card at an ATM.

     1.7  "Live Date" shall mean the date of the installation of cash in the ATM
          ----------
          installed  as  referenced  on  Exhibit  "A".


II.  OPERATION  OF  THE  ATM  FACILITY
     ---------------------------------
     2.1  Operation  of  ATM  Facilities  in  the  Market  Area
          -----------------------------------------------------

          (a) Upon the mutual agreement of the Parties, NMS shall install ATM Facilities in a location operated or acquired by Merchant in the Market Area after the Effective Date.

               Merchant hereby grants to NMS and NMS hereby accepts from Merchants the exclusive right and license to install, maintain, and operate ATMs in Merchant's Location and located in the Market Areas as listed in Exhibit "A" (all such locations being hereinafter referred to together as the "Locations" and any such individual Locations hereinafter referred to as "Location" or "Locations").

          (b) The following factors will be taken into consideration when determining whether or not to place an ATM Facility in an additional Location: (I) the proximity of the Location in relation to major streets; (II) the age of the location; and

               (III) factors pertaining to the Location's market area, including the average age of the population, the average income of the population, the population density, the traffic patterns, whether the market area is urban or rural, and competition in the market area.

          (c) Merchant shall provide a thirty (30) day notice to NMS as it relates to new Location "Grand Opening" occasions. This will allow NMS time to install an ATM Facility and prepare for the replenishment of cash.

     2.2  Exclusivity
          -----------

          (a) Nothing in this Agreement shall limit the right of NMS to install, operate and/or maintain ATM Facilities of any kind in any location, including, without limitation, locations within the Market area of a Merchant Location, but not owned by Merchant even if such locations are in competition with a Location in which NMS has placed an ATM Facility pursuant to this Agreement.

          (b) NMS shall have the exclusive right of first refusal to install, operate and maintain any ATM Facilities in all present Merchant Locations in the Market Area excluding those Locations with preexisting non-NMS ATM (or Branch Bank) Facilities, subject to existing agreements.

          (c) NMS acknowledges that Merchant may accept POS debit/credit cards for purchases in its Locations, and may give up to $100.00 dollars "cash back" in excess of purchases to any customers without any obligation to NMS.


III. EQUIPMENT,  INSTALLATION  AND  MAINTENANCE
     ------------------------------------------

     3.1  Equipment
         ---------

          (a) NMS shall obtain any ATMs and related equipment needed for future installations from a vendor of its choosing. NMS shall use reasonable commercial efforts to ensure that all ATM Facilities meet common industry standards for similarly located ATMs and are maintained in a manner consistent with standard industry practice for similarly located ATMs; provided, however, that in no event shall NMS be required to make expenditures in connection with such ATM Facilities which NMS (in its sole but reasonable opinion) believes are unreasonable or unnecessary to meet common industry standards. NMS may, at its sole discretion, choose any method of communications that it deems appropriate for the specific ATM Location (e.g. lease line, dial-up, or ISDN).

     3.2  ATM  Facility  Area
          -------------------

          (a) Merchant shall make available to NMS as much of the space within each Location in which NMS operates an ATM Facility as is necessary to enable customers to have a clear and unobstructed access to the ATM Facility and for maintenance and servicing of the ATM Facility.

          (b) For any ATM Facility installed in a Location after the Effective Date, Merchant will permit NMS to place such ATM Facility in a prominent and readily accessible area within the Location. The ATM Facility will be located so that customers have an unobstructed, unrestricted view of the ATM Facility from the front entrance of the Location upon entering when such position is reasonably feasible. The area in which the ATM Facility is placed will be selected by the Merchant in accordance with the aforementioned criteria, subject to the approval of NMS, which approval will not be unreasonably withheld.

          (c) Any Location that has either a Bank Branch or existing non-NMS ATM Facility operating will not be eligible for an NMS ATM until the Bank Branch and/or non-NMS ATM Facility ceases operation and de-installs at said Location.

          (d) Merchant will make its best effort to notify NMS of any unsafe or hazardous conditions in the immediate area of the ATM Facility resulting in the installation, de-installation, ongoing cash replenishment, or ongoing maintenance of the ATM Facility. Upon notification, NMS will make its best effort to immediately correct the cause/reason for the unsafe or hazardous condition of the ATM Facility.

     3.3  Installation
          ------------

          (a) The Costs associated with installation of the ATM Facility Locations shall be borne by NMS or its assigns.

          (b) The costs associated with the initial installation of electrical and telephone line in all Locations installed after the date of this Agreement, unless stated below in Section 3.3(c), shall be borne by NMS or its assigns. The electrical and telephone line installations must comply with both Merchant's and manufacturer's specifications.

          (c) Merchant will pre-wire electrical and telephone lines, for the purposes of placing an ATM Facility as specified in Section 3.2, in all newly constructed Locations that open after December 31, 2001, and those costs shall be borne by Merchant.

          (d) The ongoing costs associated with telephone charges in all existing and additional Locations shall be borne by NMS or its assigns.

          (e) The ongoing costs associated with electrical service in all existing and additional Locations shall be borne by Merchant.

          (f) The costs associated with the purchase of bumpers (intended to protect the ATMs from shopping carts, incidental contact, etc.) in any existing or additional Locations shall be borne by Merchant.

          (g) The costs associated with the installation (up to three) and maintenance of bumpers in all existing and additional Locations shall be $100.00, borne by Merchant. This fee will be paid to NMS via invoice.

     3.4  Maintenance  and  Service
          -------------------------

          (a) NMS or its designated agents or subcontractors shall provide first and second line maintenance service to the ATM Facilities in the Locations, including but not limited to, internal cleaning, maintenance, repair, parts and labor, and shall keep the ATMs operational an average of 95% of the time. NMS will provide the operational percentage for each ATM Facility on a monthly basis to the Merchant.

          (b) NMS or its designated agents or subcontractors shall have the right to enter any Locations in which an ATM Facility is located during such Location's normal business hours to perform the maintenance and repairs contemplated herein. In addition, Merchant shall use reasonable commercial efforts to provide access to any Location in which an ATM Facility is located outside of business hours in the event of an emergency requiring immediate maintenance or repair of an ATM Facility.

          (c) NMS shall provide cash and cash replenishment services to the ATM Facilities. Food Lion acknowledges that NMS may use vault cash supplied by independent third party banks wherein the banks may brand the ATM Facility with the name of the bank (or financial institution).

     3.5  Title:  Risk  of  Loss
          ----------------------

          (a) All ATM Facilities placed in Locations shall remain the property of NMS or its assigns, and NMS or its assigns shall bear the entire risk of loss or damage to any such ATM Facility, whether caused by fire, the elements, unavoidable accident or other casualty.

          (b) In the event of damage to any ATM Facility in Location, NMS shall determine whether such ATM Facility can be repaired or must be replaced. Subject to the right of NMS to remove the ATM Facility pursuant to Section 8 hereof, NMS shall diligently pursue such repair or replacement, and Merchant shall cooperate in same.

     3.6  Taxes  and  Liens
          -----------------

          NMS or its assigns shall pay all personal property taxes or similar assessments directly relating to the ATM Facilities in Merchant's Locations as they become due.

     3.7  Indemnification
          ---------------

          (a) NMS shall indemnify and defend Merchant against, and hold Merchant harmless from, all claims, liabilities, costs, losses or expenses directly arising or resulting from the installation, use, maintenance or removal of the ATM Facilities located in the Locations and accruing after the Effective Date; provided, however, that NMS shall have no duty of indemnity or any other liability for claim, liability, cost, loss or expense, or portion thereof which arises directly from the negligent act or omission or willful misconduct of Merchant, its officers, agents, servants or employees. IN NO EVENT SHALL NMS HAVE ANY DUTY OF INDEMNITY OR OTHER LIABILITY FOR CONSEQUENTIAL OR SPECIAL DAMAGES.

          (b) Merchant shall indemnify and defend NMS against, and hold NMS harmless from, all claims, liabilities, costs, losses or expenses directly arising or resulting from the installation, use, maintenance or removal of the ATM Facilities located in the Locations and accruing after the Effective Date; provided, however that Merchant shall have no duty of indemnity or any other liability for claim, liability, cost, loss or expense, or portion thereof which arises directly from the negligent act or omission or willful misconduct of NMS, its officers, agents, servants or employees. IN NO EVENT SHALL MERCHANT HAVE ANY DUTY OF INDEMNITY OR OTHER LIABILITY FOR CONSEQUENTIAL OR SPECIAL DAMAGES.

          (c)  Survival  of  this  Article
               ---------------------------
               This provision shall survive termination of this Agreement for a three (3) year period.


IV.  REGULATORY  AND  SAFETY  COMPLIANCE
     -----------------------------------

     4.1  Requisite  Approvals
          --------------------

          This Agreement is subject to NMS obtaining all necessary regulatory authorizations, consents and approvals for the purchase, installation and operation of the ATM Facilities as contemplated hereunder. NMS agrees to use reasonable commercial efforts to obtain all such consents and approvals at its sole cost and expense.

V.   SHARING  OF  REVENUES
     ---------------------

     5.1  Payment
          -------

          NMS shall pay at the end of each month an amount for the average transactions performed at all ATMs that month (hereinafter "Transaction Fee"). Commencing with the first billing period following the signing of this Agreement, the Transaction Fee will be based on the number of transactions per ATM in accordance with the structure below.

          When  Merchant  provides  only  space  and  electrical  service:

          Transaction                                 Fee
          -----------                                 ---
          0  -  500                                   $0.20  per  transaction
          501  -  1500                                $0.40  per  transaction
          1501  -  2500                               $0.50  per  transaction
          2501  -  plus                               $0.54  per  transaction


          When Merchant provides Cash, First Line service, space and electrical service:


          Transaction                                 Fee
          -----------                                 ---
          0  -  500                                   $0.60  per  transaction
          501  -  1500                                $0.80  per  transaction
          1501  -  2500                               $0.90  per  transaction
          2501  -  plus                               $0.94  per  transaction


          For the purpose of the calculation of the Transaction Fee, "Transaction" shall mean any of the following functions attempted at an ATM and approved: (a) withdrawals from checking or savings account and (b) credit card or debit card cash advances. The Transaction Fee shall be payable to Merchant at its Corporate Headquarters not later than the twenty fifth (25th) day of each month, with regard to transactions performed during the immediately preceding month. In any event the Transaction Fee paid to Merchant will not be less than that paid to any other merchant with a like amount of terminals and average transactions per terminal.

          These fees are based on a $2.00 convenience fee (surcharge). NMS shall not increase the convenience fee charged during the term of this Agreement unless the standard accepted convenience fee increases and until Merchant has been notified. Merchant will receive a like percentage of the increase (i.e. a 100% fee increase would result in a 100% increase in the above schedule of revenues). NMS shall cause the convenience fee to be recorded on customer's receipt.


VI.  TRANSACTIONS
     ------------

     6.1  Required  Transactions
          ----------------------

          Each ATM Facility shall perform at least the following functions: (i) withdrawal from checking or savings account, (ii) balance inquiries for checking or savings accounts, (iii) transfers between checking and savings accounts, and (iv) cash advances.

     6.2  Permitted  Transactions
          -----------------------

          NMS may also offer through the ATM Facilities any services that a financial institution chartered under the laws of the Market Area is permitted to offer at ATMs. Without limiting the foregoing, Merchant specifically agrees that NMS may offer, some or all of the following functions through the ATM Facilities in Locations: Electronic Benefit Transfers, airline tickets, other transportation ticketing, event ticketing, electronic bill payment, dispensing of discount coupons, and promotions and contests as long as such discount coupons, promotions and contests are not competitive with or harmful to Merchant. Merchant will have the right to final consent on any services offered by NMS, which consent shall not be unreasonably withheld.

     6.3  Interchange  Networks
          ---------------------

          NMS represents that it is a party to agreements with various entities so that the required transactions, as described in Section 6.1, can be completed.


VII.  ADVERTISING  AND  PROMOTION:  SIGNAGE
      -------------------------------------

     7.1  Joint  Advertising  and  Promotion
          ----------------------------------

          NMS and Merchant shall undertake such marketing efforts as may be mutually agreeable to them to advertise and promote the use of the ATMs in Merchant's Locations. All "fee based" advertising plans must be approved in writing by NMS and by the Merchant.

          Merchant acknowledges that NMS intends to advertise the ATMs and authorizes NMS to advertise the existence and Location of the ATMs and the service offered thereby in such media and in such manner as NMS deems desirable. Such advertising may identify Merchant by name and logo and may identify the Location served by the ATM with the name of the Merchant's Location(s), but such advertising shall be restricted to the promotion of the ATMs and other banking services and any other use of the Merchant's name or logo without the prior written approval of Merchant, is prohibited.

          Merchant shall use reasonable commercial efforts to promote the use of the ATMs. Merchant may advertise in such media and in such manner, as Merchant deems desirable; provided, however, that due to the technical nature of the ATM, all advertising, other than through employees or other forms of word-of-mouth advertising, must be previously approved by NMS.

          In the event that NMS provides advertisers who would like to use the ATM Facilities via couponing or through screen advertising, Merchant will receive 20% of the gross margin created by the sale of this program. In the event that Merchant provides advertisers, Merchant will receive 50% of the gross margin.

     7.2  Signage
          -------

          (a) Merchant shall permit NMS to place any advertising or signage it chooses on any ATM Facility within a Location as long as such advertising: (I) is not for the benefit of any entity which competes with the Merchant, (II) in Merchant's reasonable judgment, does not deprive Merchant of advertising revenues it reasonably could have expected to receive by and for such advertising, and (III) in Merchant's reasonable judgment, is not inconsistent with the image and d cor of a Location.

          (b) Merchant shall permit NMS to place signage on the exterior of each Location at which an ATM Facility is operated which prominently notes the existence of the ATM Facility and the participation of NMS; provided that such signage shall not violate any local, state or federal law. Merchant and Merchant's Landlord shall always have the right to approve all exterior signage and the placement thereof, in writing prior to the installation, provided that approval is not unreasonably withheld.

VIII.Removal  of  ATM  Facilities  in  the  Market  Area
     ---------------------------------------------------
     NMS  may  remove  any  ATM  from  a Location in the Market Area as follows:

          (a)  The  ATM  Facility  must have been installed for a minimum of six
               (6)  months  prior  to  the  removal.

          (b) NMS shall give Merchant written notice of the planned removal of an ATM Facility at least sixty (60) days prior to removal.

               (i) Unless stated below in Section 8(b)(ii) and Section 8(b)(iii), all costs associated with removal and de-installation of the ATM Facility shall be borne by NMS or its assigns.

               (ii) All  costs  associated  with  de-installation  and
                    re-installation of a Location as a result of remodeling of the Locations from which the ATM Facility was removed, including costs of restoring any merchandise display areas, shall be borne by Merchant. Merchant will give best effort to give notice of the planned removal of ATM Facility at least seven (7) days prior to temporary removal.

              (iii) All  costs  associated with removal and de-installation of the ATM Facility shall be borne by Merchant when the de-installation is requested by Merchant.

               (iv) NMS  shall  have  the  option to remove an ATM Facility as a result  of  theft  or  vandalism  of  said  ATM  Facility.

          (c) NMS shall have the option, upon sixty (60) days prior written notice to Merchant, to de-install and remove from any Locations any ATM at which fewer than four hundred (400) monthly cash withdrawal transactions are performed, provided that NMS has operated an ATM in such locations for not less than six (6) months. Merchant has the option to subsidize any ATM site that NMS decides to remove. The monthly subsidy will be based on the following formula: number of monthly cash withdrawal transactions under 400 x $2.00. The current average transaction revenue is $2.00. The subsidy calculation shall be recalculated when requested in writing by either party, however a minimum of six
               (6)  months  must  pass  between  recalculations.


IX.  TERM  AND  TERMINATION
     ----------------------

     9.1  Term  and  Renewal
          ------------------

          (a) This Agreement shall commence immediately and run for a period of five (5) years from the date of the last installed ATM, as defined in Section 9.1(b), which is not to exceed 12 months from the date of this executed Agreement. This Agreement may renew for additional terms of one (1) year on terms and conditions mutually acceptable to NMS and Merchant. Notice by Merchant or NMS of either parties' intent not to renew must be sent in writing at least sixty (60) days prior to the expiration of the initial term. Upon receipt of such notice, NMS and Merchant shall enter into negotiations on the terms and conditions to be applicable to such renewal period, if any. If agreement is not reached by the expiration date hereof, this Agreement shall terminate and NMS shall provide for timely removal of all ATMs from Food Lion stores.

          (b) NMS, with cooperation from Merchant, will use it's best efforts to install ATMs in all approved Locations no later than twelve
               (12)  months  from  the  date  of  this  executed  Agreement.

          (c) Merchant will provide to NMS within 15 business days of execution of this Agreement an updated list of available Locations as of the date of this executed Agreement.

          (d) Any ATM requested and/or approved by Merchant, after the initial twelve (12) month implementation period described in (a) of this section will be allowed to operate under the terms and conditions of this agreement for five (5) years from the ATM installation date.

     9.2  Termination  for  Cause
          -----------------------

          Either Party may terminate this Agreement with respect to its participation in this Agreement in the event of a material breach of this Agreement by the other Party (the "Breaching Party") by providing forty-five (45) days written notice specifically describing the event causing such breach; provided, however, that if the breaching Party shall have cured the breach prior to the expiration of the notice of termination, this Agreement shall continue in full force and effect with respect to the Party giving notice as if no notice had been given.

     9.3  Termination  Upon  Bankruptcy  or  Insolvency
          ---------------------------------------------

          In the event that (a) a Party shall become insolvent, (b) a Party shall make an assignment of its property for the benefit of creditors or shall seek liquidation or reorganization under any insolvency or bankruptcy law, (c) a petition is filed by or against a Party under any provision of the United States Bankruptcy Code which is not dismissed or stayed within sixty (60) days after its filing, or (d) a receiver or trustee for a Party shall not have been discharged within sixty (60) days from the date of appointment, then the other Party may immediately terminate this Agreement and pursue all other available remedies at law or equity.

     9.4  Termination  by  Reason  of  Regulation
          ---------------------------------------

          Either Party may terminate this Agreement or curtail or restrict its operations hereunder at any time or times upon notice to the other Party, all without the terminating Party having liability or cost owing to other Party, except for liabilities accrued prior to termination, on the issuance of any order, rule or regulation of any regulatory agency or administrative body or the decision or order of any court agency or administrative body or the decision or order of any court of competent jurisdiction that is controlling or binding on the terminating Party prohibiting performance of any or all of that Party's obligations under this Agreement, or if such order, rule or regulation so restricts the performance of such obligations so as to make the continued performance thereof unprofitable or undesirable, or will be unduly restrictive to the business of the terminating Party or shall require burdensome capital contributions or expenditures. Notwithstanding the foregoing, prior to the termination of this Agreement the Parties agree to make a good faith effort to modify or amend the Agreement so that performance of each Party's obligations under this Agreement complies with such order or rule of regulation; provided, however, that such amendment or modification must not increase either Party's cost of performance or reduce either Party's profits from this Agreement. If such amendment or modification cannot be entered into no later than thirty (30) days following the Effective Date of such order, rule or regulation, then this Agreement may be terminated.


X.   SERVICE  MARK
     -------------

     10.1 Service  Mark
          -------------

          Merchant acknowledges that the phrase "Nationwide Money Services" is a service mark, the rights to which are owned by NMS, and that it will use such service mark only in the manner authorized pursuant to this Agreement or otherwise authorized in writing by NMS.

     10.2 Survival  of  this  Article
          ---------------------------

          The Parties hereby agree that if this Agreement is terminated for any reason, the provisions of this Article 10 shall survive such termination and shall continue in full force and effect as if such termination had not occurred for a period of three (3) years.


XI.  MISCELLANEOUS
     -------------

     11.1 Entire  Agreement
          -----------------

          The Agreement and the exhibit(s) attached hereto contain the entire Agreement between NMS and Merchant with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings. This Agreement may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of both NMS and Merchant.

     11.2 Waiver
          ------

          The failure of either Party to enforce at any time any provision of this Agreement or to exercise any right herein provided shall not in any way be construed to be a waiver of such provision or right in connection with any subsequent breach or default, and shall not in any way affect the validity of this Agreement or any part hereof, or limit, prevent or impair the right of such Party subsequently to enforce such provision or exercise such right.

     11.3 Notices
          -------

          Any notice required or permitted hereunder shall be in writing and may be given by personal service or by depositing same in the United States mail, first class postage prepaid, to the address of the Party receiving notice as it appears on the signature page of this Agreement or as changed through written notice to the other Party.

     11.4 Governing  Law
          --------------

          This Agreement shall be construed in accordance with North Carolina law.

     11.5 Binding  Effect;  Successors  and  Assigns
          ------------------------------------------

          This Agreement is binding on the Parties and their respective successors and assigns. Neither Party may assign this Agreement without prior written consent, which consent shall not be unreasonably withheld.

     11.6 Caption
          -------

          Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provision hereof.

     11.7 Severability
          ------------

          If any provision of this Agreement, or the applicability of such provision to any person, entity or circumstance, shall be determined to be invalid by any court of competent jurisdiction, then such determination shall not affect any other provision of this Agreement, all of which provisions shall remain in effect and, if the provision is capable of two constructions, one of which would render it valid, the provision shall have the meaning which renders it valid.



     11.8 Relationships  of  the  Parties
          -------------------------------

          It is expressly understood and acknowledged that it is not the intention or purpose of this Agreement to create, nor shall the same be construed as creating, any type of partnership, relationship or joint venture and the relationship between the Parties shall be that of Independent contractors.

     11.9 Laws  and  Regulations
          ----------------------

          This Agreement is subject to all present and future laws, ordinances and regulations of duly constituted governmental authorities having or purporting to have jurisdiction and applicability to either Party or the subject matter of this Agreement. If, for the period and to the extent that it will appear at any time or be determined that performance, in whole or part by either Party as herein stipulated, would be in conflict with any legal requirements imposed by such authorities, this Agreement, upon written notice thereof by either Party to the other, will become and remain inoperative. Notwithstanding the foregoing, both Parties agree to make a good faith effort to modify or amend the Agreement so that performance of each Party's obligations hereunder complies with such legal requirements; provided, however, that such amendment or modification must not increase either Party's cost of performance or reduce either Party's profits hereunder. If such amendment or modification cannot be entered into within thirty (30) days after it is determined that performance as herein stipulated conflicts with a legal requirement, then this Agreement may be terminated. In no event will the term of this Agreement be extended as the result of such conflict nor will either Party be required to make up any sales or purchases omitted as a result thereof.

     11.10 Compliance  with  Laws
           ----------------------

          Each Party will perform its obligations under this Agreement in strict compliance with all applicable laws, orders or regulations of all appropriate jurisdictions. Moreover, no portion of any payment by either Party to the other Party hereunder will be used as a bribe, kickback, rebate, illegal political contributions, for the purpose of obtaining political influence, or in violation of applicable foreign exchange control regulations, tax laws or regulations, or other laws or regulations of any jurisdiction.

     11.11  Force  Majeure
            --------------

          Neither Party shall be considered in default in performance of its obligations should its performance thereof be delayed or presented by force majeure. "Force majeure" shall include, but not be limited to: hostilities, restraint of rulers or peoples, revolution, civil commotion or riots; strike or lockout; epidemic, accident, fire, flood, earthquake, windstorm or explosion; lack of or failure of transportation facilities; lack of or failure of power facilities; regulation or ordinance, demand or requirement of or denial of approval by, any government or governmental agency having or claiming to have jurisdiction over the subject matter of this Agreement or over the Parties; or any act of God or any act of Government; or any cause, whether of the same or different nature, existing or future, which is beyond the control and without the fault or negligence of the Parties.

     11.12  Insurance
            ---------

          NMS and Merchant agree to maintain during the term of this Agreement, with insurers admitted do business in any state in which operations are to be conducted, and currently holding a Best's rating of at least B+6, the following insurance:

          (a) Commercial General Liability (1986 Occurrence Form or equivalent) with limits of at least $1 million each occurrence and general aggregate - each location, single limit bodily and property damage combined.

          (b) Statutory Workers' Compensation and at least 100/500/100 Employers Liability Insurance.

          (c) The equivalent of ISO Special Form Property Insurance for the full replacement value of any property owned by NMS and located in the Locations owned or operated by Merchant.

          (d) Employee Dishonesty (Fidelity) Insurance with limits of at least $100,000.00.


XII. SIGNATURE'S
     -----------

          NATIONWIDE  MONEY  SERVICES,  INC.
          221  Ponte  Vedra  Park  Drive
          Ponte  Vedra  Beach,  FL.  32082


DATE: ____________________________________


SIGNATURE:  ______________________________

NAME  (PRINT): ___________________________

TITLE: ___________________________________


          FOOD  LION,  LLC
          2110  Executive  Drive
          Salisbury,  NC.  28145


DATE: ____________________________________


SIGNATURE:  ______________________________

NAME  (PRINT): ___________________________

TITLE: ___________________________________

                                    EXHIBIT A



To  be  added